Execution Version

AMENDMENT NO. 13 TO
TRANSFER AND ADMINISTRATION AGREEMENT
THIS AMENDMENT NO. 13 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of June 1, 2018, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the “SPV”), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”), NORFOLK SOUTHERN CORPORATION, a Virginia corporation (“NSC”), the “Conduit Investors” party hereto, the “Committed Investors” party hereto, the “Managing Agents” party hereto, MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch) (“MUFG”), as the Administrative Agent for the Investors, and CAPITAL ONE, NATIONAL ASSOCIATION (“Capital One”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Servicer, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, supplemented or otherwise modified as of the date hereof, the “Transfer and Administration Agreement”);
WHEREAS, Capital One wishes to join the Transfer and Administration Agreement as a Committed Investor and a Managing Agent; and
WHEREAS, the parties to the Transfer and Administration Agreement have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Amendment to the Transfer and Administration Agreement. Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:
1.1.    The definition of “Alternate Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Alternate Rate” means (i) with respect to the Investor Group for which Wells Fargo Bank, National Association is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such day plus 0.675%, (ii) with respect to the Investor Group for which SMBC Nikko Securities America, Inc. is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such day plus 0.675%, (iii) with respect to the Investor Group for which MUFG Bank, Ltd. is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate for such Rate Period plus 0.675%, (iv) with respect to the Investor Group for which Capital One, National Association is the Managing Agent, for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such Rate Period plus 0.675% and (v) with respect to any other Investor Group for any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate for such Rate Period plus 2.00%.
1.2.    The definition of “Commitment Termination Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Commitment Termination Date” means May 31, 2019, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).
1.3.    The definition of “Concentration Limit” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Concentration Limit” means, for any Obligor of any Receivable, at any time, (i) if such Obligor has a short-term debt rating from at least one of Moody’s or S&P at such time, the applicable percentage set forth below corresponding to such rating (or, if such Obligor has a short-term debt rating from both of Moody’s and S&P at such time, corresponding to the lower of such ratings); (ii) if such Obligor does not have a short-term debt rating from either Moody’s or S&P at such time but has a long-term debt rating from at least one of Moody’s or S&P at such time, the applicable percentage set forth below corresponding to such rating  (or, if such Obligor has a long-term debt rating from both of Moody’s and S&P at such time, corresponding to the lower of such ratings); and (iii) otherwise, 4.00%;

Short-Term Rating		Long-Term Rating
S&P Rating	Moody’s Rating	S&P Rating	Moody’s Rating	Limit
A-1	P-1	A+	A1	16.00%
A-2	P-2	BBB+	Baa1	16.00%
A-3	P-3	BBB-	Baa3	8.00%
Below A-3	Below P-3	Below BBB-	Below Baa3	4.00%

provided, that the percentages set forth above with respect to an Obligor may be increased as consented to by all of the Managing Agents in writing from time to time.

1.4.    The definition of “Dilution Reserve Floor” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Dilution Reserve Floor” means, for any calendar month, the product (expressed as a percentage), computed as of the last day of such calendar month by multiplying (a) the average Dilution Ratio for the twelve (12) most recent calendar months, by (b) the Dilution Horizon Ratio for such calendar month.

1.5.    The definition of “Facility Limit” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Facility Limit” means, at any time, the lesser of (i) $400,000,000 and (ii) the aggregate Commitments then in effect.
1.6.    The definition of “LIBO Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“LIBO Rate” means (a) the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to the relevant Rate Period as published by Thomson Reuters (or by any successor to or substitute or replacement for such service, providing rate quotations comparable to those currently provided by Thomson Reuters, as determined by the Administrative Agent from time to time, for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of the relevant Rate Period, as the rate for dollar deposits with a maturity comparable to such Rate Period; provided, that, in the event that such rate is not available at such time for any reason, then the rate for the relevant Rate Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Rate Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Rate Period, divided by (b) one (1) minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Administrative Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal) applicable to such Rate Period; provided, further that in the event that the rate as published shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
1.7.    The definition of “Loss Reserve Floor” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Loss Reserve Floor” means 16.00%.
1.8.    The definition of “Manhattan Termination Period” is hereby deleted from Section 1.1 of the Transfer and Administration Agreement in its entirety.
1.9.    The definition of “Required Reserves” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Required Reserves” at any time means the sum of (a) the Net Pool Balance multiplied by the Reserve Percentage, plus (b) the Servicing Fee Reserve, plus (c) the Yield Reserve.
1.10.    The definition of “Reserve Percentage” is hereby added to Section 1.1 of the Transfer and Administration Agreement in appropriate alphabetical order therein to read as follows:
“Reserve Percentage” at any time means the greater of (x) the sum of (i) the Dilution Reserve Floor plus (ii) the Loss Reserve Floor and (y) the sum of (i) the Loss Reserve Ratio plus (ii) the Dilution Reserve Ratio.

1.11.    The definition of “Yield Payment Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Yield Payment Date” means with respect to any Portion of Investment as to which Yield is calculated (a) at the CP Rate, the Base Rate or the rates specified in clauses (i) or (ii) of the definition of “Alternate Rate”, each Settlement Date, or (b) at the rate specified in clauses (iii), (iv) or (v) of the definition of “Alternate Rate”, the last day of each Rate Period.
1.12.    Clause (f) of Section 2.3 of the Transfer and Administration Agreement is hereby deleted in its entirety.
1.13.    Schedule II of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.
1.14.    Schedule IV of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows: “[RESERVED].”
1.15.    Schedule 11.3 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule II hereto.
1.16.    Exhibit F of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule III hereto.
1.17.    Each reference in the Transfer and Administration Agreement and any other Transaction Document to “The Bank of Tokyo Mitsubishi UFJ, Ltd., New York Branch”, “The Bank of Tokyo Mitsubishi UFJ, Ltd.” or “BTMU” shall mean, and be a reference to, “MUFG Bank, Ltd. formerly known as “The Bank of Tokyo Mitsubishi UFJ, Ltd.”
Section 2.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:
2.1.    the receipt by each of MUFG, SMBC Nikko Securities America, Inc., Wells Fargo and Capital One, each as a Managing Agent, for the account of the Investors in the related Investor Group, of the Upfront Fee specified in the Fee Letter by wire transfer of immediately available funds to the account specified for such Managing Agent in the Fee Letter; and
2.2.    the receipt by the Administrative Agent of this Amendment and that certain Fee Letter, of event date herewith (the “Fee Letter”), from each Managing Agent and acknowledged by the SPV, duly executed by the parties thereto.
Section 3.    Joinder; Termination.
3.1.    Capital One (i) confirms that it has received a copy of the Transfer and Administration Agreement and the First Tier Agreement, together with copies of the financial statements referred to in Section 6.1(a) of the Transfer and Administration Agreement, to the extent delivered through the date hereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any of its Affiliates, any other Committed Investor, Conduit Investor, or Managing Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transfer and Administration Agreement and any other Transaction Document; (iii) (A) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto and (B) appoints and authorizes Capital One to act as Managing Agent for the related Investor Group and to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to a Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Transfer and Administration Agreement, are required to be performed by it as a Committed Investor.
3.2.    Effective as of the Effective Date, (i) Capital One shall be a party to the Transfer and Administration Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Committed Investor thereunder and under the other Transaction Documents, (ii) there shall be a new Investor Group consisting of Capital One as the Committed Investor and Managing Agent, (iii) each of Victory Receivables Corporation and Manhattan Asset Funding Company LLC transfers and assigns all of its Net Investment to its related Committed Investor, which hereby accepts such transfer, and thereupon Victory Receivables Corporation and Manhattan Asset Funding Company LLC automatically relinquishes its respective rights and is released from its respective obligations as Conduit Investor under the Transfer and Administration Agreement, and (iv) each of Victory Receivables Corporation and Manhattan Asset Funding Company LLC shall no longer be party to the Transfer and Administration Agreement or any of the other Transaction Documents (including, without limitation, the Fee Letter) and shall have no further rights or obligations thereunder; provided that the provisions of Article IX and Sections 11.11 and 11.12 of the Transfer and Administration Agreement shall continue in effect for its respective benefit in respect of any actions taken or omitted to be taken by it as “Conduit Investor” under the Transfer and Administration Agreement and the other Transaction Documents prior to the Effective Date.
Section 4.    Representations and Warranties.
4.1.    (a)    Each of the SPV and the Originator hereby represents and warrants that:
(i)    This Amendment, the Transfer and Administration Agreement, as amended hereby, and the First Tier Agreement constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(ii)    Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true, complete and correct, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties that expressly relate to an earlier date are true, correct and complete, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects, as of such earlier date).

(b)    The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.
Section 5.    Reference to and Effect on the Transfer and Administration Agreement.
5.1.    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.
5.2.    The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
5.3.    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Section 6.    CHOICE OF LAW.     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 7.    Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail (in .pdf or .tif format) of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
Section 8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,
as SPV

By: _____/s/ C.H. "Jake" Allison, Jr.___________
Name:  C.H. "Jake" Allison, Jr.
Title:    Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,
as Originator and as Servicer

By: _____/s/ C.H. "Jake" Allison, Jr.___________
Name:  C.H. "Jake" Allison, Jr.
Title:    Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By: _____/s/ C.H. "Jake" Allison, Jr.___________
Name:  C.H. "Jake" Allison, Jr.
Title:    Vice President and Treasurer

Signature Page to Amendment No. 13 to
Transfer and Administration Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: _______/s/ Edward Behnen_______________
Name:  Edward Behnen
Title:    Director

Signature Page to Amendment No. 13 to
Transfer and Administration Agreement

VICTORY RECEIVABLES CORPORATION,
as a Conduit Investor

By: ______/s/ Kevin Corrigan____________
Name:  Kevin Corrigan
Title:    Vice President

MUFG BANK, LTD.,
as Administrative Agent

By: _______/s/ Luna Mills________________
Name:  Luna Mills
Title:    Managing Director

MUFG BANK, LTD.,
as a Committed Investor and a Managing Agent

By: _______/s/ Luna Mills_________________
Name:  Luna Mills
Title:    Managing Director

Signature Page to Amendment No. 13 to
Transfer and Administration Agreement

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Managing Agent

By: _________/s/ Yukimi Konno___________
Name:  Yukimi Konno
Title:    Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Investor

By: ________/s/ James D. Weinstein________
Name:  James D. Weinstein
Title:    Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Conduit Investor

By: MAF Receivables Corp., its Member

By: ________/s/ Irina Khaimova___________
Name:  Irina Khaimova
Title:    Vice President

Signature Page to Amendment No. 13 to
Transfer and Administration Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: _________/s/ Isaac Washington____________
Name:  Isaac Washington
Title:    Vice President

Signature Page to Amendment No. 13 to
Transfer and Administration Agreement

Schedule I to Amendment No. 13 to
Transfer and Administration Agreement

SCHEDULE II
Investor Groups

MUFG Investor Group

Conduit Investor:	N/A
Committed Investor:	MUFG Bank, Ltd.
Commitment:	$125,000,000
Managing Agent:	MUFG Bank, Ltd.

SMBC Investor Group

Conduit Investor:	N/A
Committed Investor:	Sumitomo Mitsui Banking Corporation
Commitment:	$100,000,000
Managing Agent:	SMBC Nikko Securities America, Inc.

Wells Fargo Investor Group

Conduit Investor:	N/A
Committed Investor:	Wells Fargo Bank, National Association
Commitment:	$100,000,000
Managing Agent:	Wells Fargo Bank, National Association

Capital One Investor Group

Conduit Investor:	N/A
Committed Investor:	Capital One, National Association
Commitment:	$75,000,000
Managing Agent:	Capital One, National Association

Schedule II to Amendment No. 13 to
Transfer and Administration Agreement

SCHEDULE 11.3
Address and Payment Information

If to MUFG Bank, Ltd.:

1221 Avenue of the Americas
New York, New York 10020
Attn: Securitization Group
Fax: (212) 782-6448
Tel: (212) 782-4911

Payment Information:
MUFG Bank, Ltd.
Account Name: Loan Operations Dept.
ABA #: 0260-0963-2
Ref: Thoroughbred Funding Inc.
Account #: 0097770191

If to SMBC Nikko Securities America, Inc.:

277 Park Avenue, 5th Floor
New York, NY 10172
Attn:    Kyle Ripp/Structured Finance Group
Email:    kripp@smbcnikko-si.com
Tel:    (212) 224-5340

Payment Information:
Citibank N.A. New York (Swift: CITIUS33)
ABA 021000089
Account Name: SMBC New York Branch (Swift: SMBCUS33)
Account Number: 36023837
Attn: Loan Services Department
Ref: Norfolk/Thoroughbred

If to Sumitomo Mitsui Banking Corporation:

Sumitomo Mitsui Banking Corporation
277 Park Avenue
New York, NY 10172
Attn: Ana Tarysuk, US Corporate Banking
Phone: 212-224-4110

If to Wells Fargo Bank, National Association:

Wells Fargo Bank, N.A.
1100 Abernathy Road, NE 16th Floor
Atlanta, GA 30328-5657
Attn: Isaac Washington, Vice President
Tel: 770-508-2167
Email: Isaac.Washington@wellsfargo.com

With a copy to:

Wells Fargo Bank, N.A.
1100 Abernathy Road, NE 16th Floor
Atlanta, GA 30328-5657
Attn: Jonathan Davis, Collateral Analyst
Tel: 770-508-2162
Fax: 866-671-9693
Email: Jonathan.davis@wellsfargo.com

With a copy to:

Wells Fargo Bank, N.A.
1100 Abernathy Road, NE 16th Floor
Atlanta, GA 30328-5657
Attn: Tim Brazeau, Collateral Analyst Manager
Tel: 770-508-2165
Fax: 855-818-1932
Email: Timothy.s.brazeau@wellsfargo.com

With a copy to: WFCFReceivablesSecuritizationAtlanta@wellsfargo.com

Payment Information:
Bank name: Wells Fargo Bank, N.A.
ABA/Routing: 121-000-248
Account Name: Wells Fargo Bank, N.A.
Account number: 37235547964503199
Reference: Thoroughbred Funding, Inc. A/R (TFN00)

If to Capital One, National Association:

Capital One, N.A.
710 Route 46 E Floor 3
Fairfield, NJ 07004
Attn: Edward Behnen
Tel: 973-439-4131
Email: Edward.Behnen@capitalone.com

Payment Information:
Bank name: Capital One, N.A.
ABA/Routing: 065000090
Account Name: CLS MM ABL
Account number: 38395-10002129
City/State: Melville, NY
Attention: Diane Butler
Reference: Thoroughbred Funding, Inc.

If to the SPV:

Thoroughbred Funding, Inc.
Three Commercial Place
Norfolk, VA 23510
Fax:    (757) 629-2361
Tel:     (757) 629-2780

Payment Information:
Wells Fargo Bank, National Association
ABA:         121000248
Account Number:     2000035260855
Ref:        Thoroughbred Funding Inc Norfolk, VA

If to the Originator, NSC or the Servicer:

Norfolk Southern Railway Company
Norfolk Southern Corporation
Three Commercial Place
Norfolk, VA 23510
Fax:    (757) 629-2361
Tel:     (757) 629-2780

If to the Administrative Agent:

MUFG Bank, Ltd.
1221 Avenue of the Americas
New York, New York 10020
Attn:    Securitization Group
Fax:    (212) 782-6448
Tel:     (212) 782-4911

Payment Information:
MUFG Bank, Ltd.
Account Name: Loan Operations Dept.
ABA #: 0260-0963-2
Ref: Thoroughbred Funding Inc.
Account #: 0097770191

Schedule III to Amendment No. 13 to
Transfer and Administration Agreement

Exhibit F

Form of Servicer Report

See Attached